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                                                                      EXHIBIT 32

                   GATX FINANCIAL CORPORATION AND SUBSIDIARIES

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of GATX Financial Corporation (the "Company") on Form 10-Q for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      /s/ Ronald H. Zech                              /s/ Brian A. Kenney
-------------------------------                --------------------------------
        Ronald H. Zech                                  Brian A. Kenney
    Chairman, President and                        Senior Vice President and
    Chief Executive Officer                         Chief Financial Officer

August 6, 2004

      This certification accompanies the Report pursuant to section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by GATX Financial Corporation for purposes of section 18 of the Securities Exchange Act of 1934, as amended.

      A signed original of this written statement required by Section 906 has been provided to GATX Financial Corporation and will be retained by GATX Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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